                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): April 12, 2005
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                              EMPIRE RESORTS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      001-12522                 13-3714474
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(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

c/o Monticello Raceway, Route 17B, Monticello, NY                 12701
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               (Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (845) 794-4100
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                                      N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.
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Item 8.01.  Other Events.
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            The New York State  budgetary  legislation  discussed in our Current
Report on Form 8-K that we filed with the Securities and Exchange  Commission on
April 1, 2005, and is incorporated herein by reference,  became law on April 12,
2005.  Attached hereto as exhibit 99.1 is a press release we issued on April 13,
2005 to address the foregoing.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

      (c)   Exhibits.

            99.1        Press Release of Empire  Resorts,  Inc.  dated April 13,
                        2005.

                                   SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EMPIRE RESORTS, INC.

Dated: April 18, 2005                    By: /s/ Scott A. Kaniewski
                                             -----------------------------------
                                             Name:  Scott A. Kaniewski
                                             Title: Chief Financial Officer